                                                                 EXHIBIT (10)I.


                          THIRD AMENDMENT TO MODIFIED
                          AND RESTATED LOAN AGREEMENT


         THIS THIRD AMENDMENT TO MODIFIED AND RESTATED LOAN AGREEMENT (the "Third Amendment") dated as of August 1, 1998, is to that Modified and Restated Loan Agreement dated as of September 24, 1997, as amended January 30, 1998 and March 31, 1998 (hereinafter, such Loan Agreement as amended hereby, and as further amended or modified from time to time, the "Loan Agreement"; all terms used but not otherwise defined herein shall have the meanings provided in the Loan Agreement), by and among GENESCO INC. (the "Borrower"), the banks and financial institutions on the signature pages hereto (the "Banks"), FIRST NATIONAL BANK OF CHICAGO, as Co-Agent for the Banks (the "Co-Agent"), and NATIONSBANK, N.A., as Agent for the Banks (in such capacity, the "Agent").

                              W I T N E S S E T H:

         WHEREAS, the Borrower has requested certain modifications to the Loan Agreement; and

         WHEREAS, the Banks have agreed to the requested modifications on the terms and conditions herein set forth;

         NOW, THEREFORE, IN CONSIDERATION of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         A. Effective as of August 1, 1998, the definition of "Consolidated Net Worth" in Section 1.1 of the Loan Agreement is amended by adding the following proviso at the end of such definition:

                  provided, however, "Consolidated Net Worth" shall be adjusted upward by the amount of any capital stock of the Borrower repurchased on and after August 1, 1998 up to an aggregate purchase price of $20,000,000.

         B. Effective as of August 1, 1998, the definition of "Restricted Payment" in Section 1.1 of the Loan Agreement is amended by adding the following proviso at the end of such definition:

                  provided, however, "Restricted Payment" shall not include payments made in connection with the "Stock Buyback of 1998".

         C. Effective as of August 1, 1998, Section 1.1 of the Loan Agreement is further amended by adding the following definition in the alphabetically appropriate place:

                  "Stock Buyback of 1998" means the repurchase by the Borrower on or after August 1, 1998 of common stock of the Borrower up to an aggregate purchase price of $20,000,000.

         D. Effective as of August 1, 1998, Section 7.4(a) of the Loan Agreement is amended in its entirety so that such Section now reads as follows:

                  (a) The Borrower may make Restricted Payments if the cumulative amount of all such Restricted Payments (including any Restricted Payment proposed to be made) after the Closing Date would not exceed the sum of (i) $5,000,000.00; plus (ii) 50%, if positive, or minus 100%, if negative, of cumulative Consolidated Net Income after August 1, 1998 to the end of the accounting month immediately preceding the date of the action by the board of directors of the Borrower declaring or authorizing the Restricted Payment, taken as a single period; plus (iii) 50% of the cumulative net cash proceeds of the issuance of new equity Securities by the Borrower, other than proceeds applied for the purposes described in clauses (i)(C) and
          (ii)(B) of the definition of Restricted Payment;

         E.       The Borrower hereby represents and warrants that:

                  (i) any and all representations and warranties made by the Borrower and contained in the Loan Agreement (other than those which expressly relate to a prior period) are true and correct in all material respects as of the date of this Third Amendment; and

                  (ii) No Default or Potential Default currently exists and is continuing under the Loan Agreement simultaneously with the execution of this Third Amendment.

         F. The Borrower will execute such additional documents as are reasonably requested by the Agent to reflect the terms and conditions of this Third Amendment.

         G. Except as modified hereby and except for necessary modifications to exhibits to bring such exhibits in conformity with the terms of this Third Amendment, all of the terms and provisions of the Loan Agreement (and Exhibits) remain in full force and effect.

         H. The Borrower agrees to pay all reasonable costs and expenses in connection with the preparation, execution and delivery of this Third Amendment, including without limitation the reasonable fees and expenses of the Agent's legal counsel.

         I. This Third Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Third Amendment to produce or account for more than one such counterpart.

         J. This Third Amendment and the Loan Agreement, as amended hereby, shall be deemed to be contracts made under, and for all purposes shall be construed in accordance with the laws of the State of Tennessee.


                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Third Amendment to be duly executed under seal and delivered as of the date and year first above written.

BORROWER:

                             GENESCO INC.
                             a Tennessee corporation



                             By: /s/ James S. Gulmi
                                 ----------------------------------------------

                             Title: Senior Vice President - Finance
                                    -------------------------------------------

BANKS:


                             NATIONSBANK, N.A.
                             individually in its capacity as a
                             Bank and in its capacity as Agent



                             By: /s/ Timothy H. Spanos
                                 ----------------------------------------------

                             Title: Senior Vice President
                                    -------------------------------------------

                             THE FIRST NATIONAL BANK OF CHICAGO,
                             individually in its capacity as a Bank and in its capacity as a Co-Agent



                             By: /s/ Catherine A. Muszynski
                                 ----------------------------------------------

                             Title: Vice President
                                    -------------------------------------------

                             BANK OF AMERICA, FSB



                             By: /s/ Howard D. Kim
                                 ----------------------------------------------

                             Title: Vice President
                                    -------------------------------------------

                          FOURTH AMENDMENT TO MODIFIED
                          AND RESTATED LOAN AGREEMENT


         THIS FOURTH AMENDMENT TO MODIFIED AND RESTATED LOAN AGREEMENT (the "Fourth Amendment") dated as of December 11, 1998, is to that Modified and Restated Loan Agreement dated as of September 24, 1997, as amended January 30, 1998, March 31, 1998 and August 1, 1998 (hereinafter, such Loan Agreement as amended hereby, and as further amended or modified from time to time, the "Loan Agreement"; all terms used but not otherwise defined herein shall have the meanings provided in the Loan Agreement), by and among GENESCO INC. (the "Borrower"), the banks and financial institutions on the signature pages hereto (the "Banks"), FIRST NATIONAL BANK OF CHICAGO, as Co-Agent for the Banks (the "Co-Agent"), and NATIONSBANK, N.A., as Agent for the Banks (in such capacity, the "Agent").

                              W I T N E S S E T H:

         WHEREAS, the Borrower has requested certain modifications to the Loan Agreement; and

         WHEREAS, the Banks have agreed to the requested modifications on the terms and conditions herein set forth;

         NOW, THEREFORE, IN CONSIDERATION of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         A. Effective as of October 31, 1998, the definition of "Consolidated EBITDA" in Section 1.1 of the Loan Agreement is amended by adding the following sentence at the end of such definition:

                  "Notwithstanding the foregoing, cash payments relating to non-cash charges taken by the Borrower in connection with the divestiture of its western boot business shall not be subtracted from Consolidated Net Income in the calculation of Consolidated EBITDA."

         B. Effective as of October 31, 1998, the definition of "Majority Banks" in Section 1.1 of the Loan Agreement is amended by replacing the references to "66 2/3%" with references to "70%".

         C. Effective as of October 31, 1998, the Consolidated Fixed Charge Coverage Ratio in Section 7.5.2 of the Loan Agreement is amended as follows:

         Quarter Ending                                       Ratio
         --------------                                       -----

         October 31, 1998 and each quarter
         ending thereafter through October 31, 1999           1.55 to 1.0

         January 31, 2000 and each quarter
         ending thereafter through October 31, 2000           1.60 to 1.0

         January 31, 2001 and each quarter ending
         thereafter                                           1.65 to 1.0

         D.       Effective as of October 31, 1998, the second sentence of
Section 2.7 (a) of the Loan Agreement is amended in its entirety as follows:

         "No Letter of Credit shall have a term of more than one year with the exception of the Letter of Credit, LC #00352663, issued by The First National Bank of Chicago in the amount of $327,500.00."

         E. Effective as of October 31, 1998, Section 6.1(a) of the Loan Agreement is deleted and Section 6.1(b) of the Loan Agreement is amended in its entirety so that such Section now reads as follows:

                  (b) as soon as practicable and in any event within 60 days after the end of each fiscal quarter in each of the Borrower's Fiscal Years, other than the fourth fiscal quarter, an unaudited consolidated balance sheet and income and cash flow statements of the Borrower and its Subsidiaries as at the end of such period and for the year-to-date period then ended, but in any event setting forth, in comparative form, the consolidated figures for the corresponding periods of the previous Fiscal Year and the consolidated figures included in the operating plan delivered to the Banks pursuant to
         Section 6.1(1), all in reasonable detail;

         F. The Banks hereby waive any violation of the Loan Agreement under Section 6.1(a) occurring prior to October 31, 1998.

         G.       The Borrower hereby represents and warrants that:

                  (i) any and all representations and warranties made by the Borrower and contained in the Loan Agreement (other than those which expressly relate to a prior period) are true and correct in all material respects as of the date of this Fourth Amendment; and

                  (ii) No Default or Potential Default currently exists and is continuing under the Loan Agreement simultaneously with the execution of this Fourth Amendment.

         H. The Borrower will execute such additional documents as are reasonably requested by the Agent to reflect the terms and conditions of this Fourth Amendment.

         I. Except as modified hereby and except for necessary modifications to exhibits to bring such exhibits in conformity with the terms of this Fourth Amendment, all of the terms and provisions of the Loan Agreement (and Exhibits) remain in full force and effect.

         J. The Borrower agrees to pay all reasonable costs and expenses in connection with the preparation, execution and delivery of this Fourth Amendment, including without limitation the reasonable fees and expenses of the Agent's legal counsel.

         K. This Fourth Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Fourth Amendment to produce or account for more than one such counterpart.

         L. This Fourth Amendment and the Loan Agreement, as amended hereby, shall be deemed to be contracts made under, and for all purposes shall be construed in accordance with the laws of the State of Tennessee.


                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Fourth Amendment to be duly executed under seal and delivered as of the date and year first above written.


BORROWER:


                             GENESCO INC.
                             a Tennessee corporation



                             By: /s/ James S. Gulmi
                                 ----------------------------------------------
                             Title: Senior Vice President - Finance
                                    -------------------------------------------


BANKS:


                             NATIONSBANK, N.A.
                             individually in its capacity as a
                             Bank and in its capacity as Agent



                             By: /s/ Timothy H. Spanos
                                 ----------------------------------------------

                             Title: Senior Vice President
                                    -------------------------------------------


                             THE FIRST NATIONAL BANK OF CHICAGO,
                             individually in its capacity as a Bank and in its capacity as a Co-Agent



                             By: /s/ Catherine A. Muszynski
                                 ----------------------------------------------

                             Title: Vice President
                                    -------------------------------------------


                             BANK OF AMERICA, FSB



                             By: /s/ Timothy H. Spanos
                                 ----------------------------------------------

                             Title: Senior Vice President
                                    -------------------------------------------